SUPPLEMENT DATED MAY 9, 2001

TO PROSPECTUS
DATED MAY 1, 2001
for
FLEXIBLE PREMIUM LAST SURVIVOR
VARIABLE LIFE INSURANCE POLICIES
issued by
EQUITRUST LIFE VARIABLE ACCOUNT II
of
EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Insurance Company ("ETLIC") has made available a Death Benefit Guarantee Rider to the accompanying flexible premium last survivor variable life insurance policy prospectus. While ETLIC has filed the Rider with the states in which this product is to be sold, as of the date of this Supplement, ETLIC has not yet received approval from each state. Therefore, in the state of Illinois, the Death Benefit Guarantee Rider is not available until approved by the state insurance department.